APS

American Physicians Service Group, Inc.

NASDAQ: AMPH

March 03, 2008

Forward-Looking Statements

Our presentation includes, and our response to various questions may include, forward-looking statements about the Company's revenues and earnings and about our future plans and objectives. Any such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements to be materially different than any future results, performance and achievements described in this presentation. Factors that could cause actual results to differ materially from expectations include the 'Risk Factors' described in the Company's filings with the Securities and Exchange Commission. We have no intention to update any of this information unless required by law.

APS

Management Presenters

Ken Shifrin	Chairman / CEO
Tim LaFrey	President
Marc Zimmermann	CFO

Company Overview

- Founded in 1974, IPO in 1983
- Acquired American Physicians Insurance Exchange ("API") on April 1, 2007
  - 30+ year history writing Texas medical professional liability insurance
  - APS managed all API operations since inception in mid-1970s
- A leading medical professional liability insurer in Texas
- Also offer fixed income trading and investment services

APS

History

1974 / 1975	APS and API founded during medical professional liability insurance crisis
1983	Initial public offering (NASDAQ: AMPH); Financial Services subsidiary acquired
1989	Ken Shifrin becomes CEO
2003	Texas tort reform enacted
2007	Acquisition of API
	Successful Secondary Offering
	API Approved to Write Insurance in Oklahoma
	A.M. Best Assigns Financial Strength Rating of A- (Excellent) to API

APS

Investment Highlights

- Experienced management
- Strong balance sheet and operating performance
- Texas Tort Reform
- Conservative reserving at top of actuarial range
- Potential recapture of ceded premium through profit share
- Comprehensive customer relationship management
- Growth opportunities
- Attractive valuation comparison to peer group

Experienced Management

Name	Title	Age	Years with APS
Ken Shifrin	Chairman / CEO	58	23
Tim LaFrey	President / COO	52	1
Maury Magids	President / COO - API	43	11
Marc Zimmermann	CFO	38	6
Bill Hayes	Secretary / Treasurer	60	22
George Conwill	President, Financial Services	51	16

Senior Management owns approximately 13% of common shares outstanding, including options

APS

API Acquisition

- Completed April 1, 2007
- Logical combination of insurance management expertise with underwriting capability to allow capital deployment into profitable insurance entity
  - $70 million TTM net premium earned
  - $16 million TTM net income
  - Combined ratios of 88%, 75% and 88% in 2005, 2006 and 1Q07, respectively

American Physicians Insurance Company

APS

API Acquisition

- Total consideration of approximately $45 million, 2 million common shares, $9.2 million worth of preferred shares
  - Price / GAAP Book value of approximately 0.94x
- Preferred stock issued to policyholders who made refundable surplus contributions prior to 1992
  - $1 million annual redemption and a 3% annual dividend rate
- Approximately 4,000 policyholders received shares equal to 28% of combined company – these shares became freely tradable on October 1, 2007

APS

Secondary Offering

Shares Sold	2,415,000 (excluding over-allotment option)
Stock Price	$16.50
Net Proceeds to Company	$35 million
Use of Proceeds	Strengthen capital position of insurance company, general corporate purposes

APS

Prudent and Innovative Underwriting

- Predominantly claims-made policies
- Maximum $1 million policy limits, $250,000 retention
- Reputation for innovative underwriting practices
- Individually underwrite every new and renewal policy

Medical director involvement in every underwriting decision

On-site visits to group applicants

Conservative underwriting philosophy

APS

Premium Pricing and Retention

- Strong policyholder retention; 90% in 2005, 93% in 2006 and 91% in 2007
- Average annual rate increases of 22% from 2000 through 2003
- Rate decreases of 9%, 18% and 14% in 2005, 2006 and 2007, respectively
- Rates remain high relative to historic levels

Relative Rates since 1999
Annual Rate Change



250
200
150
100
50
0
100%
104%
125%
175%
224%
226%
206%
169%
145%
4%
20%
40%
28%
1%
(9%)
(18%)
(14%)
1999
2000
2001
2002
2003
2004
2005
2006
2007

APS

Comprehensive Customer Relationship Management

- Frequent and direct communication with customers, including those represented by agents

Detailed tracking of customer interaction

Annual visits to group practices

Frequent contact with insurance decision makers

Claims Management

- Claims staff has over 14 years average experience
- Work with local attorneys experienced in medical professional liability claims
- Stringent controls
  - Target 18 months to finalize ultimate case reserve
  - Claims reserved at $150,000+ presented to physician advisory board
  - API President must approve settlements over $175,000
- Since 2003, approximately 85% of claims closed without indemnity

APS

Texas Tort Reform

- Tort reform enacted in 2003 drastically altered medical professional liability market
  - $250,000 cap on certain non-economic damages
  - Claim counts in post-tort reform years meaningfully reduced
  - Continued focus on underwriting to maintain quality of book



Claim Counts Relative to Average Number of Policyholders
Claims (Line)
Average # of Policyholders
1,000
800
600
400
200
0
5,000
4,000
3,000
2,000
1,000
0
712
706
740
930
382
336
495
402
2,866
3,020
3,000
2,890
3,375
3,762
4,380
4,860
1096
1123
1110
1372
993
707
809
741
2000
2001
2002
2003
2004
2005
2006
2007
Policyholders
Reported Claims
Pending Claims

Extensive Physician Involvement

- Retained involvement of former API directors through physician advisory board post-acquisition


Reviews Underwriting Practice and Guidelines
Meets Concurrently with API Board of Directors
Physicians Advisory Board
Insight into Marketplace
Reviews Claims Practices and Large Claims for Medical Standard of Care and Defensibility

Supports API Commitment to Physician-Oriented Company

APS

Growth Opportunities

- Enhanced access to capital
- Meaningful opportunities for growth
  - 14% share of $464 million market in Texas (1)
  - Potential acquisitions of small insurers or management companies
- A.M. Best rating will help API target certain markets not currently served
- Growth in new markets
  - Recent approval in Oklahoma
  - Prudently enter new markets

(1) Source: A.M. Best State / Line Database for 2006 calendar year

Overview of Financial Services Segment

- Over 24 year history focus evolved from leveraging physician relationship to institutional fixed income
  - Sales / Brokerage
    - Mortgage-backed bonds and CMOs
    - Government issues and municipals
    - High yield
  - Investment banking
    - Private placements and public offerings
    - Corporate advisory
  - Bank debt and trade claims trading

3Q 07 Revenue from Financial Services
$17.5MM (23% of Proforma Revenue)



Bank debt & Trade claims 16%
Invest. banking 11%
Sales / Brokerage 73%

- Customers - corporations, banks, insurance companies, hedge and mutual funds, high net worth individuals

Financial Summary

APS

Financial Overview

- Change in financial statement presentation after API acquisition
- Strong balance sheet
- Annual dividends for last four years
- Net income of $17.3 million for nine months ended September 30, 2007 (981% increase over prior year comparable period)
- Conservative reserve philosophy and effective underwriting / claims management
- Attractive valuation comparison to peer group

Summary Balance Sheet

Actual (in 000s)	As of Sept. 30, 2007	As of Dec. 31, 2006
Cash and investments	$ 221,029	$ 25,281
Reinsurance recoverables	22,535	-
Deferred policy acquisition cost	2,691	-
Deferred Tax Asset	7,987	1,321
Goodwill	-	1,247
Premium and maintenance fees receivables	19,134	-
Other Assets	9,502	8,427
Total Assets	**$ 282,878**	**$ 36,276**
Reserves for Loss and LAE	$ 104,858	$ -
Unearned premiums and maintenance fees	39,677	-
Preferred Stock	8,397	-
Accounts Payable and Accrued Expenses	7,616	6,551
Other Liabilities	6,562	136
Total Liabilities	**$ 167,110**	**$ 6,687**
Minority Interests	-	21
Shareholders' Equity	**$ 115,768**	**$ 29,568**
Total Liabilities and Shareholders' Equity	**$ 282,878**	**$ 36,276**
Book Value per Share	$ 16.18	$ 10.49

APS

Strengthening Net Reserves Per Open Claim



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
Net Reserves / Open Claim
$32,975
$57,321
$94,295
$100,352
$110,154
2003
2004
2005
2006
2007
At Period End

APS

Favorable Trend in Book Value


Book Value Per Share
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$7.78
$9.15
$9.95
$10.49
$16.18
2003
2004
2005
2006
3Q 2007

APS

Summary Income Statement

(in 000s)		9 Months Ended September 30 2007		9 Months Ended September 30 2006	Year Ended December 31 2006
Net Premium Earned		$ 38,077		$ -	$ -
Net Investment Income		5,743		668	915
Realized Investment Gains		(3,659)		110	155
Financial Services Revenue		17,623		11,383	16,850
Insurance Management Services		3,765		10,556	15,555
Other Revenue		69		65	89
Total Revenue		$ 61,618		$ 22,782	$ 33,564
Loss and LAE		$ 7,786		$ -	$ -
Other Underwriting Expenses		5,409		0	0
Financial Services Expenses		3,823		8,548	11,262
Management Services Expenses		15,599		10,359	15,157
General and Administrative		3,800		1,421	2,106
Loss on Impairment of Goodwill		1,247		0	0
Total Expenses		$ 37,664		$ 20,328	$ 28,525
Income from Operations		$ 23,954		$ 2,454	$ 5,039
Federal Income Tax Expense		8,949		883	1,839
Minority Interests		1		2	6
Net Income before Extraordinary Gain	(1)	$ 15,004		$ 1,569	$ 3,194
Extraordinary Gain		2,264		0	0
Net Income		**$ 17,268**		**$ 1,569**	**$ 3,194**
Diluted EPS		$ 3.37	(2)	$ 0.53	$ 1.09

(1) Includes $1.2 million of non-recurring costs related to API acquisition
(2) Includes $0.44 per share related to extraordinary gain

APS

Proforma Summary Income Statement

Proforma for API Acquisition (in 000s)	9 Months Ended September 30 2007	9 Months Ended September 30 2006	Year Ended December 31 2006
Net Premium Earned	$ 54,388	$ 52,406	$ 70,859
Net Investment Income	7,570	5,616	7,635
Realized Investment Gains	(3,452)	280	275
Management Services Revenue	106	-	320
Financial Services Revenue	17,316	11,032	16,050
Other Revenue	84	254	-
Total Revenue	$ 76,012	$ 69,588	$ 95,139
Loss and LAE	$ 18,750	$ 28,465	$ 37,568
Other Underwriting Expenses	8,907	9,180	11,194
Financial Services Expenses	15,674	10,348	15,145
General and Administrative	3,934	1,750	3,062
Loss on Impairment of Goodwill	1,247	-	-
Total Expenses	$ 48,512	$ 49,743	$ 66,969
Income from Operations	$ 27,500	$ 19,845	$ 28,170
Federal Income Tax Expense	10,141	6,394	9,890
Minority Interests	1	2	6
Net Income before Extraordinary Gain	$ 17,358	$ 13,449	$ 18,274
Extraordinary Gain	2,264	-	
Net Income	**(1) $ 19,622**	**$ 13,449**	**$ 18,274**
Proforma Diluted EPS	$ 3.84	$ 2.73	$ 3.74

(1) Includes $1.2 million of non-recurring costs related to API acquisition

APS

Reinsurance

- Reinsure risk above $250,000 ("A+" rated reinsurers)
- Profit sharing treaties utilized since 2002
  - $18.4 MM total recaptured through September 2007
- Summary of 2007 favorable development since acquisition
  - $ 5.6 MM for Q2 2007
  - $ 2.4 MM for Q3 2007
  - $ 8.0 MM through September 30, 2007
- Increasing retention by participating in reinsurance layers
  - 0% in 2005 → 10% in 2006 → 20% in 2007 → 40% in 2008

APS

Attractive Valuation

As of September 30, 2007	Median - Other Public Med Mal Companies (1)	APS As Reported 9/30/2007
Price/Book Value (2)	1.55	1.1
Price/TTM Operating EPS (2)	9.4	4.5
TTM Operating ROE	14%	29%
Loss Ratio	54%	35% (3)
Combined Ratio	77%	51% (3)

(1) Source: SNL - Includes PRA, ACAP, FPIC based on most recent reported data
(2) Share price as of February 20, 2008
(3) Since the acquisition occurred on 4/1/07, pro forma ratios are provided to account for full 9 months of insurance operations

Investment Highlights

- Experienced management
- Strong balance sheet and operating performance
- Texas Tort Reform
- Conservative reserving at top of actuarial range
- Potential recapture of ceded premium through profit share
- Comprehensive customer relationship management
- Growth opportunities
- Attractive valuation comparison to peer group

APS

APS American Physicians Service Group, Inc.

NASDAQ: AMPH